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                                                                Exhibit 99.17

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-4
                  -------------------------------------------------
                    Monthly Period:                  1/1/02 to
                                                     1/31/02
                    Distribution Date:               2/19/02
                    Transfer Date:                   2/15/02

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                            Class A                    $1.64556
                                            Class B                    $1.80556
                                            Excess Collateral Amount   $1.98333

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $1.64556
                                            Class B                    $1.80556
                                            Excess Collateral Amount   $1.98333

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-4
       Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                               Class A                          $       0.00000
                               Class B                          $       0.00000
                               Excess Collateral Amount         $       0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------
     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                               Class A                          $108,048,842.59
                               Class B                          $  9,773,533.49
                               Excess Collateral Amount         $ 12,365,409.78
                                                                ---------------
                                      Total                     $130,187,785.86

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the
            Certificates
                               Class A                          $ 10,280,249.79
                               Class B                          $    929,897.66
                               Excess Collateral Amount         $  1,176,500.38
                                                                ---------------
                                      Total                     $ 12,386,647.83

        (b1)Principal Funding Investment Proceeds (to Class A)  $          0.00
        (b2)Withdrawals from Reserve Account (to Class A)       $          0.00
                                                                ---------------
            Class A Available Funds                             $ 10,280,249.79

        (c1)Principal Funding Investment Proceeds (to Class B)  $          0.00
        (c2)Withdrawals from Reserve Account (to Class B)       $          0.00
            Class B Available Funds                             $    929,897.66

        (d1)Principal Funding Investment Proceeds (to CIA)      $          0.00
        (d2)Withdrawals from Reserve Account (to CIA)           $          0.00
            CIA Available Funds                                 $  1,176,500.38

        (e1)Total Principal Funding Investment Proceeds         $          0.00
        (e2)Investment Earnings on deposits to Reserve Account  $          0.00



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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-4
   Page 3



      3. Principal Receivable / Investor Percentages
         -------------------------------------------

          (a) The aggregate amount of Principal
              Receivables in the Trust as of 01/31/02      $33,888,946,872.30


         (b) Invested Amount as of 01/31/02
             (Adjusted Class A Invested Amount
             during Accumulation Period)


                                 Class A                   $   700,000,000.00
                                 Class B                   $    63,253,000.00
                                 Excess Collateral
                                 Amount                    $    80,121,000.00
                                                           ------------------
                                        Total              $   843,374,000.00

         (c) The Floating Allocation Percentage:
                                 Class A                                2.001%
                                 Class B                                0.181%
                                 Excess Collateral
                                 Amount                                 0.229%
                                                           ------------------
                                 Total                                  2.411%

         (d) During the Accumulation Period: The
             Invested Amount as of ______ (the last day
             of the Revolving Period)
                                 Class A                   $             0.00
                                 Class B                   $             0.00
                                 Excess Collateral Amount  $             0.00
                                                           ------------------
                                 Total                     $             0.00

         (e) The Fixed/Floating Allocation Percentage:
                                 Class A                                2.001%
                                 Class B                                0.181%
                                 Excess Collateral Amount               0.229%
                                                           ------------------
                                 Total                                  2.411%


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-4
       Page 4


          4. Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 30 - 59 days                                  $  486,376,559.05
             (b) 60 - 89 days                                  $  366,957,289.61
             (c) 90 - 119 days                                 $  294,548,767.81
             (d) 120 - 149 days                                $  224,948,013.19
             (e) 150 - 179 days                                $  181,621,089.40
             (f) 180 or more days                              $            0.00
                                      Total                    $1,554,451,719.06

          5. Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount (the
                 aggregate "Investor Default Amount")

                                      Class A                       3,333,395.09
                                      Class B                  $      301,521.49
                                      Excess Collateral Amount $      381,483.00
                                                               -----------------
                                      Total                    $    4,016,399.58


          6. Investor Charge-Offs & Reimbursements of Charge-Offs.
             -----------------------------------------------------

             (a) The aggregate amount of Class A Investor
                 Charge- Offs and the reductions in the Class
                 B Invested Amount and the Excess Collateral
                 Amount

                                      Class A                  $            0.00
                                      Class B                  $            0.00
                                      Excess Collateral Amount $            0.00
                                                               -----------------
                                      Total                    $            0.00


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-4
       Page 5


           (b) The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                  Class A                     $           0.00
                                  Class B                     $           0.00
                                  Excess Collateral Amount    $           0.00
                                                              ----------------
                                  Total                       $           0.00


        7. Investor Servicing Fee
           ----------------------

           (a) The amount of the Investor Monthly
               Servicing Fee payable by the Trust to
               the Servicer for the Monthly Period

                                  Class A                     $     875,000.00
                                  Class B                     $      79,066.25
                                  Excess Collateral Amount    $     100,151.25
                                                              ----------------
                                  Total                       $   1,054,217.50


        8. Reallocated Principal Collections
           ---------------------------------

               The amount of Reallocated Excess Collateral
               Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
               Charge-Offs for the prior month.

                                  Class B                     $           0.00
                                  Excess Collateral Amount    $           0.00
                                                              ----------------
                                  Total                       $           0.00

        9. Excess Collateral Amount
           ------------------------

           (a) The amount of the Excess Collateral Amount
               as of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be
               made in respect of the preceding month         $  80,121,000.00

        10.The Portfolio Yield
           -------------------
             The Portfolio Yield for the related Monthly
             Period                                                      11.91%

        11.The Base Rate
           -------------
             The Base Rate for the related Monthly Period                 3.90%


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1998-4
       Page 6



      C   Information Regarding the Principal Funding Account
          ---------------------------------------------------

          1. Accumulation Period

            (a)Accumulation Period Commencement Date                  06/01/2005

            (b)Accumulation Period Length (months)                             1

            (c)Accumulation Period Factor                                   8.00

            (d)Required Accumulation Factor Number                             8

            (e)Controlled Accumulation Amount                    $843,374,000.00

            (f)Minimum Payment Rate (last 12 months)                      12.86%

          2. Principal Funding Account
             -------------------------

               Beginning Balance                                 $          0.00
                  Plus:Principal Collections for related Monthly
                  Period from Principal Account                             0.00
                  Plus:Interest on Principal Funding Account
                       Balance for related Monthly Period                   0.00


                  Less:Withdrawals to Finance Charge Account                0.00
                  Less:Withdrawals to Distribution Account                  0.00
                                                                     -----------
               Ending Balance                                               0.00

          3. Accumulation Shortfall
             ----------------------

                  The Controlled Deposit Amount for the previous
                  Monthly Period                                 $          0.00

             Less:  The amount deposited into the Principal
                    Funding

                    Account for the Previous Monthly Period      $          0.00

                    Accumulation Shortfall                       $          0.00
                                                                     -----------
                    Aggregate Accumulation Shortfalls            $          0.00

          4. Principal Funding Investment Shortfall
             --------------------------------------

                    Covered Amount                               $          0.00

               Less:Principal Funding Investment Proceeds        $          0.00
                                                                     -----------
                    Principal Funding Investment Shortfall       $          0.00
                                                                     -----------

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1998-4
 Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a)Required Reserve Account Amount percentage            0.00000%

               (b)Required Reserve Account Amount ($)                  $   0.00
                  .5% of Invested Amount or other amount
                  designated by Transferor)

               (c)Required Reserve Account Balance after effect of
                  any transfers on the Related Transfer Date           $   0.00

               (d)Reserve Draw Amount transferred to the Finance
                  Charge Account on the Related Transfer Date          $   0.00

            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date     $   0.00

            3. Withdrawals from the Reserve Account
               -------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer
               Date (1 (d) plus 2 above)                               $   0.00

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related Monthly
               Period                                                      7.89%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                        First USA Bank, National Association
                        as Servicer


                        By: /S/ Tracie Klein
                          ----------------------------
                                Tracie Klein
                                First Vice President